Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated November 27, 2023
to the

Horizon Kinetics Inflation Beneficiaries ETF (INFL)
Prospectus dated April 30, 2023

a series of Listed Funds Trust

This supplement makes the following amendments to disclosures in the Fund’s Prospectus dated April 30, 2023:

Mr. Murray Stahl was incorrectly named as a Portfolio Manager for the Fund in the Prospectus dated April 30, 2023. Effective immediately, all references to Mr. Stahl as a Portfolio Manager for the Fund are hereby removed.

Mr. Steven Bregman, Mr. Peter B. Doyle and Mr. James Davolos continue to serve as Portfolio Managers of the Fund.

Please retain this supplement with your Prospectus